UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-38515	Evergy, Inc.	82-2733395
(a Missouri corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	Kansas City Power & Light Company	44-0308720
(a Missouri corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is being filed by the following registrants: Evergy, Inc. (“Evergy”) and Kansas City Power & Light Company (“KCP&L”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrant.

Item 3.03.	Material Modifications to Rights of Security Holders

On March 14, 2019, KCP&L secured all of its outstanding unsecured notes with the lien of KCP&L’s General Mortgage Indenture, dated as of December 1, 1986, between KCP&L and UMB Bank, N.A., as trustee (the “General Mortgage Bond Indenture”). In particular, on March 14, 2019, KCP&L took the following actions:

(i)	KCP&L executed and delivered Supplemental Indenture No. 8 to the Indenture, dated as of May 1, 2007, amending the terms and provisions of the following KCP&L notes (the “2007 Indenture Notes”):

•	5.30% Notes due 2041 (CUSIP: 485134 BM1),

•	3.15% Notes due 2023 (CUSIP: 485134 BN9),

•	3.65% Notes due 2025 (CUSIP: 485134 BP4),

•	4.20% Notes due 2047 (CUSIP: 485134 BQ2), and

•	4.20% Notes due 2048 (CUSIP: 485134 BR0).

(ii)

KCP&L executed and delivered Supplemental Indenture No. 2 to the Indenture, dated as of March 1, 2002, amending the terms and provisions of KCP&L’s 6.05% Senior Notes due 2035 (CUSIP: 485134 BH2) (the “2002 Indenture Notes” and, together with the 2007 Indenture Notes, the “Unsecured Notes”).

(iii)	KCP&L issued the following series of general mortgage bonds to the trustees of the indentures identified above pursuant to Sixteenth Supplemental Indenture to the General Mortgage Bond Indenture:

•	5.30% Mortgage Bond, Collateral Series Due 2041,

•	3.15% Mortgage Bond, Collateral Series Due 2023,

•	3.65% Mortgage Bond, Collateral Series Due 2025,

•	4.20% Mortgage Bond, Collateral Series Due 2047,

•	4.20% Mortgage Bond, Collateral Series Due 2048, and

•	6.05% Mortgage Bond, Collateral Series Due 2035.

As a result, the Unsecured Notes will be secured by the lien of KCP&L’s General Mortgage Bond Indenture and will rank equally and ratably with all of KCP&L’s general mortgage bonds, regardless of series, from time to time issued and outstanding under KCP&L’s General Mortgage Bond Indenture.

A copy of a press release related to these matters is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture No. 8 dated as of March 1, 2019 between KCP&L and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Supplemental Indenture No. 2 dated as of March 1, 2019 between KCP&L and The Bank of New York Mellon, as trustee.

4.3	Sixteenth Supplemental Indenture dated as of March 1, 2019 between KCP&L and UMB Bank N.A., as trustee.

99.1	Press release, dated March 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

Kansas City Power & Light Company

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

Date: March 14, 2019